UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported): July 3, 2006

AMERICAN ECOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lakepointe Centre I,
300 E. Mallard, Suite 300		83706
Boise, Idaho		(Zip Code)
(Address of principal executive offices)

(208) 331-8400
(Registrant’s telephone number, including area code)

Item 3.03.  Material Modifications to Rights of Security Holders

On July 3, 2006, the Company issued a press release entitled “AMERICAN ECOLOGY ANNOUNCES $0.15 PER SHARE DIVIDEND AND SCHEDULE FOR SECOND QUARTER RESULTS AND CONFERENCE CALL”. The press release, dated July 3, 2006, is attached as Exhibit 99 and incorporated by reference herein.

Exhibit 99	Press Release, dated July 3, 2006, entitled “AMERICAN ECOLOGY ANNOUNCES $0.15 PER SHARE DIVIDEND AND SCHEDULE FOR SECOND QUARTER RESULTS AND CONFERENCE CALL”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ECOLOGY CORPORATION
(Registrant)

Date: July 5, 2006	By: /S/ Michael J. Gilberg
Michael J. Gilberg
Vice President and CAO